Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Event [Abstract]
Subsequent Events	Subsequent Events
As part of FEMSA Forward strategy, the Company started its Share Repurchase Program. On February 15, 2024, the Board of Directors has approved to submit to the 2024 Annual Shareholders Meeting the proposal to double its maximum share buyback capacity from the currently existing authorization.

In line with its Capital Allocation strategy, on March 15, 2024, the Company entered into an accelerated share repurchase ("ASR") agreement with a financial institution in the U.S. to repurchase certain of its shares through the acquisition of ADSs. Under the terms of the ASR agreement, the Company agreed to repurchase from such financial institution an aggregate amount of USD $400 million of its ADSs. On March 19, 2024, the Company received an initial delivery of approximately 20% of the ADSs subject to the ASR agreement. The total number of ADSs ultimately repurchased under the ASR agreement will be based on the daily volume-weighted average price of its ADSs during the term of the ASR agreement, subject to certain limitations. The final settlement of the ASR agreement is expected to be completed no later than the third quarter of 2024.

On March 22, 2024, the Company's shareholders at the Annual Shareholders Meeting approved a dividend of Ps. 0.9161 per FEMSAUB unit and Ps. 1.0993 per FEMSAUBD unit (Ps. 10.9931 per ADS) by paying four quarterly installments; as well as an additional dividend to be paid in four quarterly installments of Ps. 0.6418 per FEMSAUB unit and Ps. 0.7701 per FEMSAUBD unit (Ps. 7.7010 per ADS). Additionally, the Company's shareholders authorized the purchase of up to Ps. 34,000 of the Company's common stock during the fiscal year 2024, amount which did not exceed the total balance of the Company's net income, including retained earnings, as of such date.